# Sovereign Bank

## 3Q11 Investor Update

December 2011

Sovereign

Santander

# Disclaimer

Banco Santander, S.A. ("Santander"), Santander Holdings USA, Inc. ("SHUSA"), Sovereign Bank ("Sovereign"), and Santander Consumer USA, Inc. ("SCUSA") caution that this presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to different materially from our expectations. These factors include, but are not limited to: (1) general market, macro-economic, governmental, and regulatory trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or credit worthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2010 and other filings and reports with the Securities and Exchange Commission of the United States of America (the "SEC"), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward-looking statements.

The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment.

The information in this presentation is not intended to constitute "research" as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor's own objectives, experience, and resources.

In making this presentation available, Santander, SHUSA, Sovereign, and SCUSA give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, Sovereign, or SCUSA, or in any other securities or investments whatsoever.

No offering of Securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption there from. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000.

In this presentation, we will sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information.

Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, Sovereign, and SCUSA and are subject to change without notice. Santander, SHUSA, Sovereign, and SCUSA have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event tat any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

The numbers and financial statements included in this presentation represent Sovereign Bank's results– a subsidiary of Santander Holding USA.

# Agenda

- **Santander Holdings USA, Inc.**
- Sovereign Bank – 3Q11 Results
- Sovereign Bank - Credit Review
- Sovereign Bank - Capital

# Santander Holdings USA, Inc. Structure

*Sovereign Bank, a federal thrift* regulated by the OCC, is the primary entity within Santander Holdings USA*


Santander Holdings USA, Inc.
$91.8B Assets
Sovereign Bank
$75.9B Assets
SCUSA and Others
$15.9B Assets

SCUSA = Santander Consumer USA

Balances as of 9/30/11

*Approval received in November 2011 to convert to a national bank charter effective early 2012

## *Sovereign's footprint is located in a very attractive market that is holding up well through the current economic downturn*


New Hampshire
Maine
Vermont
Massachusetts
Boston
New York
Providence
Connecticut
Rhode Island
Pennsylvania
Reading
New York
Philadelphia
Maryland
New Jersey
Delaware
Virginia

| | |
|---|---|
| **Assets[1]:** | **$75.9B** |
| **Deposits[1]:** | **$47.5B** |
| **Gross Loans[1]:** | **$51.0B** |

| | |
|---|---|
| **Branches:** | **700** |
| **ATMs:** | **2,250** |
| **Employees (FTEs):** | **8,000** |

| **MSA** | **# of branches** | **Market Share % [2]** | **Market Share Rank [2]** |
|---|---|---|---|
| New York | 203 | 1.41% | 11 |
| Philadelphia | 74 | 1.33% | 12 |
| Boston | 166 | 6.31% | 4 |
| Providence | 55 | 6.23% | 5 |
| Hartford | 25 | 3.78% | 8 |

1 End of period balances; calculated using local US GAAP accounting criteria.
2 FDIC Market Share of deposits; data as of June 2011 (latest date available).

# Sovereign Bank Balance Sheet

*Loans funded almost entirely by deposits*

**$75.9B ASSETS**


Goodwill/
CDI
5%
Other
Assets
5%
Cash
4%
Other
Loans
6%
Investm
19%
Home
Equity
9%
C&I
14%
Multi-family
9%
Residential
15%
CRE
14%

**$63.4B LIABILITIES**
**$12.5B EQUITY**


Equity
16%
Retail &
Commercial
Deposits
45%
Other
Liabilities
3%
Other
Borrowings
6%
FHLB
12%
Government
& Other
4%
Wholesale
Deposits
2%
Retail &
Commercial
CDs
11%

# Agenda

- Santander Holdings USA, Inc.
- Sovereign Bank – 3Q11 Results
- Sovereign Bank - Credit Review
- Sovereign Bank - Capital

# Sovereign Bank: Key highlights of 3Q2011

| | Status |
|---|---|
| Results | • 7th consecutive quarter of profitability, 3Q11 PBT 51% better than 3Q10 (excluding one-offs) |
| Asset Quality | • NPL ratio and coverage continue to improve |
| Loan Production | • Growth in C&I and mortgages in a difficult environment |
| Deposit Production | • Continued growth: $0.6BN increase in Core deposits vs Q2:11 |
| Liquidity | • Ample Liquidity with primary and secondary reserves |
| Capital | • 90bps of Tier 1 Common growth in 2011 YTD, highest Tier 1 Common ratio among peers |
| Charter Change | • OCC approval for national bank charter change received in November, charter change to be effective in early 2012 |

# Sovereign Bank Trended Statement of Operations

| Description (in millions) | 3Q10 | 4Q10 | 1Q11 | 2Q11 | 3Q11 |
|---|---|---|---|---|---|
| **Net interest income** | **$ 457** | **$ 451** | **$ 471** | **$ 452** | **$ 449** |
| **Fees & other income** | 106 | 151 | 150 | 150 | 125 |
| **Other non-interest income** | 131 | - | 62 | 20 | 42 |
| **Net revenue** | **694** | **602** | **683** | **622** | **616** |
| **General & administrative expenses** | (306) | (311) | (310) | (315) | (329) |
| **Other expenses** | (44) | (66) | (41) | (43) | (51) |
| **Provisions for credit losses** | (172) | (164) | (186) | (125) | (130) |
| **Income before taxes** | **172** | **61** | **146** | **139** | **106** |
| **Income tax expense** | (36) | 376 | (45) | (39) | (34) |
| **Net income** | **$ 136** | **$ 437** | **$ 101** | **$ 100** | **$ 72** |

| | 3Q10 | 4Q10 | 1Q11 | 2Q11 | 3Q11 |
|---|---|---|---|---|---|
| **Net interest margin** | **3.02%** | **2.96%** | **2.99%** | **2.80%** | **2.78%** |
| **Return on average assets** | **2.42%** | **0.39%** | **0.55%** | **0.56%** | **0.38%** |
| **Efficiency ratio (1)** | **54.4%** | **51.7%** | **49.9%** | **52.3%** | **57.3%** |
| **GAAP effective tax rate** | **20.9%** | **N/A** | **30.8%** | **28.1%** | **32.1%** |

(1) Efficiency ratio equals general & administrative expense as a percentage of total revenue (defined as the sum of net interest income and total fees and other income before security gains).

# Sovereign Bank Average Balance Sheet

*Continuing to increase core deposits and shift away from borrowed funds*

| (In millions) | 3Q11 | | 2Q11 | | 3Q10 | |
|---|---|---|---|---|---|---|
| | Average Balance | Yield/ Rate | Average Balance | Yield/ Rate | Average Balance | Yield/ Rate |
| Deposits and investments | $ 15,690 | 2.57% | $ 16,236 | 2.45% | $ 13,590 | 3.41% |
| Self-originated MBS portfolio | 824 | 3.81% | 753 | 3.80% | 1,126 | 4.35% |
| Loans (non-run off portfolio) | 48,118 | 4.30% | 47,966 | 4.41% | 44,691 | 4.44% |
| Loans (run off portfolio) | 2,526 | 5.87% | 2,866 | 6.09% | 4,268 | 5.99% |
| Allowance for loan losses | (1,271) | — | (1,317) | — | (1,391) | — |
| Other assets | 9,452 | — | 9,573 | — | 9,397 | — |
| **TOTAL ASSETS** | $ 75,339 | 3.52% | $ 76,077 | 3.56% | $ 71,681 | 3.83% |
| Core deposits | 33,660 | 0.34% | 33,064 | 0.35% | 30,330 | 0.31% |
| Term and govt deposits and cust repos | 12,044 | 1.13% | 12,278 | 1.08% | 10,835 | 0.91% |
| Wholesale deposits | 2,059 | 0.45% | 2,982 | 0.46% | 781 | 1.62% |
| Borrowed funds | 13,059 | 4.26% | 13,372 | 4.41% | 17,692 | 3.74% |
| Other liabilities | 1,987 | — | 1,969 | — | 2,127 | — |
| Equity | 12,530 | — | 12,412 | — | 9,916 | — |
| **TOTAL LIABILITIES & SE** | $ 75,339 | 1.08% | $ 76,077 | 1.12% | $ 71,681 | 1.21% |
| **NET INTEREST MARGIN** | | 2.78% | | 2.80% | | 3.02% |

**Quarterly Averages**

# Sovereign Bank Access to Liquidity

## Core Deposits


Avg Balances, $Bn
30.3
30.5
31.1
33.1
33.7
3Q10
4Q10
1Q11
2Q11
3Q11

## Time Deposits


Avg Balances, $Bn
7.7
8.2
9.8
11.4
10.4
3Q10
4Q10
1Q11
2Q11
3Q11

- **Growth in retail deposits**
  - $0.6B in 3Q11
- **Ample liquidity with:**
  - Cash in hand: $1.4B
  - FHLB Capacity: $9.7B
  - Free Securities: $9.1B
- **Low cost of deposits of 53 bps**

# Agenda

- Santander Holdings USA, Inc.
- Sovereign Bank – 3Q11 Results
- **Sovereign Bank - Credit Review**
- Sovereign Bank - Capital

# Sovereign Bank Credit: Asset Quality Trend

*Consistent reduction in NPLs; Closing the gap to large banks*

## Non-Performing Loans


US $ Millions
-34%
$2,292
$2,147
$1,942
$1,825
$1,496
3Q10
4Q10
1Q11
2Q11
3Q11

## Non-Performing Loan Ratio


4.70%
4.35%
3.80%
3.57%
2.93%
3.76%
3.46%
3.31%
2.98%
2.77%
3Q10
4Q10
1Q11
2Q11
3Q11
Sovereign
Large Bank

Source: SNL Bank level data
Large Bank = Bank of America, Capital One, Citibank, KeyBank, BMO Harris Bank, HSBC USA, PNC Bank, RBS Citizens, JPMorgan, Union Bank, TD Bank, US Bank, Wells Fargo

Sovereign

NPL = Nonaccruing loans *plus* accruing loans past due 90+ days, *except* loans partially or wholly guaranteed by the US Government

Santander

# Sovereign Bank Credit: Loss Coverage Improvement

*Significant improvement in Reserve Coverage*

## Reserve Coverage (ALLL/NPL)


85.3%
90.3%
88.9%
92.7%
93.8%
59.8%
63.2%
69.1%
70.9%
77.0%
3Q10
4Q10
1Q11
2Q11
3Q11
Sovereign
Large Bank

## Texas Ratio


33.1%
32.5%
31.6%
29.6%
29.3%
25.0%
22.6%
20.4%
19.4%
16.0%
3Q10
4Q10
1Q11
2Q11
3Q11
Sovereign
Large Bank

**Source: SNL Bank level data**
**Large Bank = Bank of America, Capital One, Citibank, KeyBank, BMO Harris Bank, HSBC USA, PNC Bank, RBS Citizens, JPMorgan, Union Bank, TD Bank, US Bank, Wells Fargo**

Sovereign

NPL = Nonaccruing loans *plus* accruing loans past due 90+ days, *except* loans partially or wholly guaranteed by the US Government
Texas Ratio = (Nonperforming Assets + 90DPD) / (Tangible Equity + ALLL)

Santander

# Sovereign Bank Credit: NPL Ratio Trend by Asset Class

*NPL ratios decreasing in Real Estate and Non-Real Estate*

US $ Billions

## Mortgage and Home Equity


$17.5
$17.7
$18.1
$18.1
$18.0
3.9%
3.8%
3.6%
3.5%
2.8%
0.6%
0.60%
0.57%
0.56%
1.1%
3Q10
4Q10
1Q11
2Q11
3Q11

## Other Consumer


$3.0
$2.6
$4.0
$3.7
$3.9
3.4%
3.2%
1.9%
2.2%
2.3%
2.5%
2.8%
1.7%
1.8%
1.6%
3Q10
4Q10
1Q11
2Q11
3Q11

## Commercial Real Estate


$15.2
$15.7
$15.6
$15.5
$15.3
6.2%
5.2%
4.5%
4.3%
3.6%
2.4%
2.0%
2.0%
2.1%
1.8%
3Q10
4Q10
1Q11
2Q11
3Q11

## Other Commercial


$13.1
$13.2
$13.3
$13.6
$13.8
4.6%
4.4%
4.0%
3.4%
2.7%
2.4%
2.0%
1.7%
1.3%
1.2%
3Q10
4Q10
1Q11
2Q11
3Q11

Outstandings | NPL to Total Loans | Net Charge-Offs

NPL = Nonaccruing loans *plus* accruing loans past due 90+ days, *except* loans partially or wholly guaranteed by the US Government

Sovereign

Santander

# Agenda

- Santander Holdings USA, Inc.
- Sovereign Bank – 3Q11 Results
- Credit Review
- Capital

# Sovereign Bank: Capital Ratios*

*Sovereign Bank well above Large Bank average*

## Tier 1 Common Risk Based**


18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
13.9%
11.3%
13.3%
11.5%
13.5%
12.0%
13.9%
11.9%
14.3%
11.9%
3Q10
4Q10
1Q11
2Q11
3Q11
Bank
Large Banks

## Tier 1 Leverage


18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
11.3%
8.5%
11.4%
8.5%
11.0%
8.8%
11.2%
8.9%
11.6%
9.0%
3Q10
4Q10
1Q11
2Q11
3Q11
Bank
Large Banks

## Tier 1 Risk Based


18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.0%
11.7%
13.5%
11.9%
13.6%
12.3%
14.1%
12.3%
14.4%
12.1%
3Q10
4Q10
1Q11
2Q11
3Q11
Bank
Large Banks

## Total Risk Based


18%
17%
16%
15%
14%
13%
12%
11%
10%
9%
17.0%
14.8%
15.9%
14.8%
15.9%
15.3%
16.4%
15.1%
16.7%
14.9%
3Q10
4Q10
1Q11
2Q11
3Q11
Bank
Large Banks

Source: SNL Bank level data

Large Bank = Bank of America, Capital One, Citibank, KeyBank, BMO Harris Bank, HSBC USA, PNC Bank, RBS Citizens, JPMorgan, Union Bank, TD Bank, US Bank, Wells Fargo

Sovereign

* Basel 1 Calculation

** Common Tier 1 = Tier 1 less hybrid capital Sovereign Bank Common Tier 1 equals total Tier 1 (no hybrid capital)

Santander

# Appendix

Sovereign

Santander

# Sovereign Bank - credit ratings (as of Nov 30, 2011)

| *Sovereign Bank* | Moody's | S&P | Fitch |
|---|---|---|---|
| Issuer Rating: | | | |
| Long-term | A2 | A+ | A+ |
| Short-term | P-1 | A-1 | F1 |
| Long-term Deposits | A2 | A+ | AA- |
| Subordinated Debt | A3 | A | A |
| Short-term Deposits | P-1 | A-1 | F1 |
| Outlook | Stable | Negative | Negative |
| Support Rating | -- | -- | 1 |
| Stand-alone Rating | C- | -- | C |

- Moody's (4/11/2011) Upgraded to A2/P1 from A3/P2
- S&P (11/30/2011) Upgraded from A to A+, Outlook from Stable to Negative
- Fitch (10/11/2011) Downgraded from AA-/F1+ to A+/F1

# Sovereign Bank Non-GAAP to GAAP Reconciliations

| $ Millions | | 3Q10 | | 4Q10 | | 1Q11 | | 2Q11 | | 3Q11 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Sovereign Bank Texas Ratio** | | | | | | | | | | |
| Total Equity | $ | 11,784 | $ | 12,139 | $ | 12,242 | $ | 12,393 | $ | 12,554 |
| Less: | | | | | | | | | | |
| Goodwill and CDI, net of Deferred Tax Liability | | (3,280) | | (3,266) | | (3,252) | | (3,246) | | (3,233) |
| Tangible Common Equity | $ | 8,504 | $ | 8,873 | $ | 8,990 | $ | 9,147 | $ | 9,321 |
| Nonperforming Assets | $ | 2,444 | $ | 2,308 | $ | 2,105 | $ | 2,028 | $ | 1,673 |
| Allowance for loan losses | $ | 1,371 | $ | 1,357 | $ | 1,343 | $ | 1,293 | $ | 1,152 |
| 90+ DPD accruing | $ | 23 | $ | - | $ | - | $ | - | $ | 4 |
| Texas Ratio | | 24.98% | | 22.57% | | 20.37% | | 19.43% | | 16.01% |

Sovereign

Santander